UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2006

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	333-112585	41-1508703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2203 North Lois Avenue, Suite 900, Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (813) 877-6300

______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders

On January 31, 2006, shareholders approved a 1:30 reverse split of DynEco’s common stock. On February 16, 2006, the Corporation filed Articles of Amendment with the Secretary of State of Minnesota, restating previously amended Article III with explanation of the approved reverse stock split. These Amended Articles of Incorporation are to become effective at the close of business on March 3, 2006. DynEco anticipates government recognition of the reverse stock split on that date and that DynEco’s shares shall be tradable on a post-split basis on Monday, March 6, 2006. Fractional interests may arise as a result of common shareholders of record on the Effective Date holding a number of shares not combinable by thirty. Common shareholders with fractional interests of shares will be entitled to cash in an amount equal to (a) the market price of one (1) share immediately following the split, multiplied by (2) the fractional share amount immediately following the split. The Certificates of Amendment of Amended Articles of Incorporation are attached to this report as Exhibits 3.1 and 3.2 and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 31, 2006, shareholders approved a 1:30 reverse split of DynEco’s common stock and a change of the Corporation’s name. On February 16, 2006, DynEco filed Articles of Amendment with the Secretary of State of Minnesota, amending Article I of the Amended Articles of Incorporation to change the Corporation’s name to Dynamic Leisure Corporation, and restating previously amended Article III with explanation of the approved reverse stock split. These Amended Articles of Incorporation are to become effective at the close of business on March 3, 2006. The Certificates of Amendment of Amended Articles of Incorporation are attached to this report as Exhibits 3.1 and 3.2 and incorporated by reference herein.

Item 8.01.	Other Events

On February 21, 2006, DynEco received a new CUSIP number from the CUSIP Service Bureau. DynEco’s old CUSIP number was 26816K 10 4; the Corporation’s new CUSIP number is 26788Q 10 5. The Corporation’s ISIN number is US26788Q1058. The Corporation’s issue description is COM.

The new CUSIP number was obtained as part of the Corporation’s name change and reverse stock split notice required by federal law(s).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

3.1	Certificate of Amendment of Amended Articles of Incorporation, filed on February 16, 2006 and effective at close of business on March 3, 2006

3.2	Certificate of Amendment of Amended Articles of Incorporation, filed on February 16, 2006 and effective at close of business on March 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNECO CORPORATION (Registrant)

Date: February 23, 2006	By:	/s/ Daniel G. Brandano
Daniel G. Brandano President

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of Amended Articles of Incorporation, filed on February 16, 2006 and effective at close of business on March 3, 2006

3.2	Certificate of Amendment of Amended Articles of Incorporation, filed on February 16, 2006 and effective at close of business on March 3, 2006